UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 7, 2012

American Tax Credit Properties II L.P.
(Exact name of registrant as specified in its charter)

Delaware	0-18405	13-3495678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Richman Tax Credit Properties II L.P. 340 Pemberwick Road Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 869-0900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

American Tax Credit Properties II L.P. (the “Partnership”) was informed by Reznick Group, P.C. (“Reznick Group”), the Partnership’s independent registered public accounting firm, that Reznick Group has entered into a business combination with J. H. Cohn, LLP (“J. H. Cohn”).  In connection with the business combination, J. H. Cohn legally changed its name to CohnReznick LLP (“CohnReznick”) and continues to be registered with the PCAOB. On November 7, 2012, Reznick Group resigned as the Partnership’s independent registered public accounting firm. The Audit Committee of the Board of Director of Richman Tax Credits Inc., the general partner of Richman Tax Credit Properties II L.P., the general partner of the Partnership, has appointed CohnReznick as the Partnership’s independent registered public accounting firm effective November 7, 2012.

Reznick Group’s reports on the Partnership’s financial statements for the fiscal years ended March 30, 2012 and 2011 and through the subsequent interim period ended November 7, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended March 30, 2012 and 2011, and the subsequent interim period through November 7, 2012, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Partnership and Reznick Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Reznick Group, would have caused Reznick Group to make reference thereto in its reports on the Partnership’s financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two fiscal years ended March 30, 2012 and 2011 and the subsequent interim period through November 7, 2012, neither the Partnership, nor anyone on its behalf, consulted J. H. Cohn regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Partnership, and no written report or oral advice was provided to the Partnership by J. H. Cohn that was an important factor considered by the Partnership in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Partnership provided Reznick Group with a copy of this Form 8-K and requested that Reznick Group provide the Partnership with a letter addressed to the Securities and Exchange Commission stating whether or not Reznick Group agrees with the above disclosures. A copy of Reznick Group’s letter, dated November 9, 2012, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

	Exhibit No.	Description

	16.1	Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated November 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2012

AMERICAN TAX CREDIT PROPERTIES II L.P.
(a Delaware limited partnership)

By: Richman Tax Credit Properties II L.P.,
General Partner

By: Richman Tax Credits Inc.,
general partner

By: /s/James Hussey
Name: James Hussey
Title: Chief Financial Officer